UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):August 27, 2008

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	333-90031	33-0803434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite # 1455 - 409 Granville Street,

Vancouver, British Columbia, Canada V6C 1T2

(Address of principal executive offices and zip Code)

(604) 685 0364

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

NORTHSTAR ELECTRONICS, INC. on August 27, 2008 issued a press release entilted "Northstar (NEIK) Receives Purchase Orders Totaling US$4,116,000 for the P-3 Aircraft Service Life Extension Project"

The press release is in its entirety below:

Northstar (NEIK) Receives Purchase Orders Totaling US$4,116,000 for the P-3 Aircraft Service Life Extension Project

VANCOUVER, BC--(Marketwire - August 27, 2008) - Northstar Electronics, Inc. (OTCBB: NEIK) announces that its wholly owned subsidiary, Northstar Network Ltd., has received new purchase orders totaling US$4,116,000 for work on the P3 Service Life Extension Project (ASLEP) from Lockheed Martin Aeronautics, Inc. The new work, covering the next 28 aircraft shipsets, is under the umbrella of a Master Purchase Order (MPO) contract previously announced by Northstar.

Production for this phase is scheduled to be completed by the end of 2009. Terry McLeod, Northstar's VP, Planning & Development, commented, "The Northstar team, continues to increase its contract commitments and performance on this project."

The P3 is a maritime surveillance aircraft. Northstar is manufacturing components for new production service life extension kits for the aircraft. These components will add more than 15,000 flying hours to each aircraft, representing 15 to 20 additional years of service for this critical maritime patrol and reconnaissance resource.

In addition to the next 28 aircraft shipsets, an increase over the original 48 plane units is anticipated as the present lifetime for these aircraft nears more critical limits.

Mr. McLeod further commented, "As our facilities and support network expands, other legacy aircraft retrofit opportunities will be pursued."

For further information contact Rich Kaiser, Investor Relations, YES INTERNATIONAL, yes@yesinternational.com, #800-631-8127 and/or Ms. Beverly Jedynak, Media Relations, Martin Janis & Co, Inc., b.jedynak-janispr@att.net, (312) 943-1000 Ext. 12.

About Northstar Network Ltd.

Northstar Network Ltd. is a system integrator and supply chain manager that, together with its Canadian affiliated companies, offers industry leading capabilities in systems integration, design engineering, precision machining, electronic contract manufacturing and information technology.

About Northstar Electronics, Inc. Northstar Electronics, through its subsidiaries, Northstar Technical Inc. and Northstar Network Ltd. provides electronics products to the marine industry and provides engineering, prototyping and production services to the defense and Homeland Security industries. www.northstarelectronics.com

Safe Harbor: Included in this release are forward-looking statements within Section 27A, Securities Act of 1993, as amended, and Section 21E, Securities Exchange Act 1934, as amended, and is subject to the safe harbor created by those sections. Although the Company believes such expectations reflected are reasonable, it can give no assurance that such expectations reflected will prove correct. The Company's actual results could differ materially from those anticipated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR ELECTRONICS, INC.

By:/s/Wilson Russell

 Name: Wilson Russell

 Title:  President and Chief Executive Officer

Dated: September 02, 2008